[LOGO]


Indenture Trustee
State Street Bank & Trust Company
777 Main Street, 11th Floor
Hartford, CT 06115

Re: Newcourt Receivables Asset Trust, Series 1996-1
Re: Newcourt Receivables Asset Trust, Series 1996-2
Re: Newcourt Receivables Asset Trust, Series 1996-3

1) The Monthly Servicer Certificate for the Collection Period ended March 31, 1998 accurately reflects the Collections made during this reporting period in accordance with the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

2) Newcourt Credit Group Inc., as Servicer, has complied with all of the covenants and other requirements contained in the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

3) No Event of Default or Restricting Event has occurred during the reporting period and none is continuing as at the end of the reporting period.

Dated at Toronto, Ontario this 15th day of April, 1998.

Newcourt Credit Group Inc.,
as Servicer



By: /s/ Daniel A. Jauernig
    -----------------------------------
    Daniel A. Jauernig
    Chief Financial Officer

cc. Issuer Trustee, Chemical Bank Delaware
    Underwriter, First Union Capital Markets Group
    Standard & Poor's

Newcourt Receivables Asset Trust                                                                                      Master Trust
Monthly Servicer Certificate -- Accounts                               Collection      Reserve      Cash Collateral   Distribution
                                                                         Account       Account          Account         Account
----------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances                                                    0.00   2,381,711.78    1,200,006.65              0.00
Investment Earnings                                                      45,780.90       9,679.99        4,713.14
Deposit to Collections                                                        0.00                           0.00
Withdraw in Excess of Required Balance                                                                 (17,893.27)

COLLECTION ACCOUNT

Collections [4.3 a]                                                  16,541,304.19
Add: Servicer Advances [4.3 b]                                        1,571,158.36
Add: Liquidation Proceeds from Servicer                                       0.00
Less: Collections to reimburse Servicer Advances [4.3 c]             (1,525,796.15)

Less: Investment Earnings to Newcourt [4.2 e]                           (45,780.90)     (9,679.99)     (4,713.14)
----------------------------------------------------------------------------------------------------------------------------------
AVAILABLE AMOUNT                                                    (16,586,666.40)                                  16,586,666.40

PAYMENTS ON PAYMENT DATE
 (A)     Unreimbursed Servicer Advances [4.3 d i]                             0.00                                            0.00
 (B)     Servicing Fee [4.3 d ii]                                      (119,085.59)                                     119,085.59
 (C)     Amount owed to Hedging Counterparty [4.3 d iii]                      0.00                                            0.00
 (D)     Series Available Amount to each Series of Notes [4.3 d iv]                                                  16,467,580.81
     (1) Class A Interest [4.3 d iv A]                               (1,153,240.92)
     (2) Class B Interest [4.3 d iv B]                                  (83,519.22)
     (3) Class A Principal [4.3 d iv C]                             (14,389,957.23)
     (4) Deposit Reserve Account [4.3 d iv D]                                 0.00           0.00
         Repayment Newcourt Advance                                           0.00    (151,280.71)
     (5) Class C Interest [4.3 d iv E]                                 (102,749.68)
     (6) Class B Principal [4.3 d iv F]                                (369,056.88)
     (7) Class C Principal [4.3 d iv G]                                (369,056.88)
     (8) Class A Accelerated Principal Payment [4.3 d iv H]                   0.00
     (9) Class B Accelerated Principal Payment [4.3 d iv I]                   0.00
    (10) Pay to Hedging Counterparty [4.3 d iv J]                             0.00
    (11) Class C Accelerated Principal Payment [4.3 d iv K]                   0.00

         Subtotal                                                            (0.00)

Distributions to Noteholders                                        (16,586,666.40)                                    119,085.59

Ending Balance                                                                0.00   2,230,431.07   1,182,113.38             0.00

Newcourt Receivables Asset Trust
Monthly Servicer Certificate -- Accounts                                                                            March 1998

                                                                            Series 1996-1      Series 1996-2     Series 1996-3
------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances
Investment Earnings
Deposit to Collections
Withdraw in Excess of Required Balance

COLLECTION ACCOUNT

Collections [4.3 a]
Add: Servicer Advances [4.3 b]
Add: Liquidation Proceeds from Servicer
Less: Collections to reimburse Servicer Advances [4.3 c]

Less: Investment Earnings to Newcourt [4.2 e]
------------------------------------------------------------------------------------------------------------------------------
AVAILABLE AMOUNT

PAYMENTS ON PAYMENT DATE
 (A)     Unreimbursed Servicer Advances [4.3 d i]
 (B)     Servicing Fee [4.3 d ii]
 (C)     Amount owed to Hedging Counterparty [4.3 d iii]
 (D)     Series Available Amount to each Series of Notes [4.3 d iv]          3,047,631.20       5,549,640.24      7,870,309.38
     (1) Class A Interest [4.3 d iv A]                                         238,409.78         423,155.40        491,675.74
     (2) Class B Interest [4.3 d iv B]                                          19,297.66          30,530.00         33,691.56
     (3) Class A Principal [4.3 d iv C]                                      3,186,173.93       5,331,331.86      5,872,451.44
     (4) Deposit Reserve Account [4.3 d iv D]                                        0.00               0.00              0.00
         Repayment Newcourt Advance
     (5) Class C Interest [4.3 d iv E]                                          23,193.08          37,332.44         42,224.16
     (6) Class B Principal [4.3 d iv F]                                         85,099.43         141,429.98        142,527.47
     (7) Class C Principal [4.3 d iv G]                                         85,099.43         141,429.98        142,527.47
     (8) Class A Accelerated Principal Payment [4.3 d iv H]                          0.00               0.00              0.00
     (9) Class B Accelerated Principal Payment [4.3 d iv I]                          0.00               0.00              0.00
    (10) Pay to Hedging Counterparty [4.3 d iv J]                                    0.00               0.00              0.00
    (11) Class C Accelerated Principal Payment [4.3 d iv K]                          0.00               0.00              0.00

         Subtotal

Distributions to Noteholders                                                 3,637,273.31       6,105,209.66      6,725,097.84

Ending Balance

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules

                                                                                                               March 1998

Prior Month's Series ADCB Reconciliation                                    Series 1996-1      Series 1996-2      Series 1996-3
----------------------------------------                                    -------------      --------------     --------------
    Previous Period Current Month Series ADCB                               49,545,079.08       85,784,251.11     108,911,769.87
    Less: Previous Period's Prepayments                                      1,034,714.99        1,761,078.62       2,169,104.25
    Less: Previous Period's Defaults                                           225,437.66          391,794.20         487,792.01

    Prior Month Series ADCB (reported this period)                          48,284,926.43       83,631,378.29     106,254,873.61

Class A Interest Schedule                                                   Series 1996-1      Series 1996-2      Series 1996-3
-------------------------                                                   -------------      --------------     --------------
    Opening Class A Principal Balance                                       42,134,276.35       73,913,607.28      94,553,027.88
    Class A Interest Rate                                                           6.79%               6.87%              6.24%
    30/360* Class A Interest Rate                                                   0.57%               0.57%              0.52%
    Current Class A Interest Distribution                                      238,409.78          423,155.40         491,675.74
    Prior Class A Interest Arrearage                                                 0.00                0.00               0.00

    Class A Interest Due                                                       238,409.78          423,155.40         491,675.74

Class A Principal Schedule                                                  Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------
    Opening Class A Principal Balance                                       42,134,276.35       73,913,607.28      94,553,027.88
    Prior Months Series ADCB                                                48,284,926.43       83,631,378.29     106,254,873.61
    Current Months Series ADCB                                              46,157,440.61       80,095,628.88     102,691,686.88
                                                                            -------------      --------------     --------------
                                                  Difference                 2,127,485.82        3,535,749.41       3,563,186.73
                                                  Class A Share                    92.00%              92.00%             92.00%
                                                  Scheduled Principal Due    1,957,286.95        3,252,889.46       3,278,131.79

    Current Prepayments                                                      1,023,705.96        1,724,931.95       2,157,910.18
    Current Defaults                                                           205,181.02          353,510.45         436,409.47

                                                  Class A Total Due          3,186,173.93        5,331,331.86       5,872,451.44

    Prior Class A Arrearage                                                          0.00                0.00               0.00

    Class A Principal Due                                                    3,186,173.93        5,331,331.86       5,872,451.44

    Class A Principal Distribution                                           3,186,173.93        5,331,331.86       5,872,451.44

    Current Class A Arrearage                                                        0.00                0.00               0.00

    Interim Class A Principal Balance after Current Disbribution            38,948,102.42       68,582,275.42      88,680,576.44

    Accelerated Class A Distribution Amount                                          0.00                0.00               0.00

    Ending Class A Principal Balance after Current Distribution             38,948,102.42       68,582,275.42      88,680,576.44

Class B Interest Schedule                                                   Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------

    Opening Class B Principal Balance                                        3,075,324.90        4,858,885.44       5,850,922.87
    Class B Interest Rate                                                           7.53%               7.54%              6.91%
    30/360*Class B Interest Rate                                                    0.63%               0.63%              0.58%
    Current Class B Interest Distribution                                       19,297.66           30,530.00          33,691.56
    Prior Class B Interest Arrearage                                                 0.00                0.00               0.00

    Class B Interest Due                                                        19,297.66           30,530.00          33,691.56


Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules

                                                                                                               March 1998

Class B Principal Schedule                                                  Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------
    Opening Class B Principal Balance                                        3,075,324.90        4,858,885.44       5,850,922.87
    Prior Months Series ADCB                                                48,284,926.43       83,631,378.29     106,254,873.61
    Current Months Series ADCB                                              46,157,440.61       80,095,628.88     102,691,686.88
                                                                            -------------      --------------     --------------
                                                  Difference                 2,127,485.82        3,535,749.41       3,563,186.73
                                                  Class B Share                     4.00%               4.00%              4.00%
                                                  Scheduled Principal Due       85,099.43          141,429.98         142,527.47

    Current Prepayments                                                              0.00                0.00               0.00
    Current Defaults                                                                 0.00                0.00               0.00

                                                  Class B Total Due             85,099.43          141,429.98         142,527.47

    Prior Class B Arrearage                                                          0.00                0.00               0.00

    Class B Principal Due                                                       85,099.43          141,429.98         142,527.47

    Class B Principal Distribution                                              85,099.43          141,429.98         142,527.47

    Current Class B Arrearage                                                        0.00                0.00               0.00

    Interim Class B Principal Balance after Current Disbribution             2,990,225.47        4,717,455.46       5,708,395.40

    Accelerated Class B Distribution Amount                                          0.00                0.00               0.00

    Ending Class B Principal Balance after Current Distribution              2,990,225.47        4,717,455.46       5,708,395.40

Class C Interest Schedule
-------------------------
    Opening Class C Principal Balance                                        3,075,324.90        4,858,885.44       5,850,922.87
    Class C Interest Rate                                                           9.05%               9.22%              8.66%
    30/360*Class C Interest Rate                                                    0.75%               0.77%              0.72%
    Current Class C Interest Distribution                                       23,193.08           37,332.44          42,224.16
    Prior Class C Interest Arrearage                                                 0.00                0.00               0.00
    Class C Default Rate                                                           10.05%              10.22%              9.66%
    30/360*Class C Interest Default Rate                                            0.84%               0.85%              0.81%
    Interest on Interest Arrearage                                                   0.00                0.00               0.00

    Class C Interest Due                                                        23,193.08           37,332.44          42,224.16

    Class C Interest Paid                                                       23,193.08           37,332.44          42,224.16
    Class C Interest Arrearage                                                       0.00                0.00               0.00

Class C Principal Schedule
--------------------------
    Opening Class C Principal Balance                                        3,075,324.90        4,858,885.44       5,850,922.87
    Prior Months Series ADCB                                                48,284,926.43       83,631,378.29     106,254,873.61
    Current Months Series ADCB                                              46,157,440.61       80,095,628.88     102,691,686.88
                                                                            -------------      --------------     --------------
                                                  Difference                 2,127,485.82        3,535,749.41       3,563,186.73
                                                  Class C Share                     4.00%               4.00%              4.00%
                                                  Scheduled Principal Due       85,099.43          141,429.98         142,527.47
    Prior Class C Arrearage                                                          0.00                0.00               0.00

    Class C Principal Due                                                       85,099.43          141,429.98         142,527.47

    Class C Principal Distribution                                              85,099.43          141,429.98         142,527.47

    Current Class C Arrearage                                                        0.00                0.00               0.00

    Interim Class C Principal Balance after Current Disbribution             2,990,225.47        4,717,455.46       5,708,395.40

    Accelerated Class C Distribution Amount                                          0.00                0.00               0.00

    Ending Class C Principal Balance after Current Distribution              2,990,225.47        4,717,455.46       5,708,395.40

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules                            March 1998



Servicing Fee Schedule
----------------------
    Contract Pool ADCB                                                     238,171,178.33
    Servicing Rate                                                                  0.60%
    Monthly Servicing Rate                                                          0.05%
    Prior Servicing Fee Arrearage                                                    0.00
    Current Servicer Fee                                                       119,085.59
    Servicer Fee Due                                                           119,085.59
    Current Servicing Fee Arrearage                                                  0.00


Reserve Account Schedule                               Reserve Account      Series 1996-1      Series 1996-2      Series 1996-3
-------------------------                              ---------------      -------------      --------------     --------------
    Prior Month Balance                                   2,381,711.78
    Series ADCB                                         223,043,107.34
    Required Balance (Series ADCB* 1.00%)                 2,230,431.07
    Current Period Draw on Reserve                                0.00
    Required Deposits to Reserve Account                                             0.00                0.00               0.00
    Actual Deposit to Reserve Account                                                0.00                0.00               0.00
    Newcourt Advance Released from Reserve Account         (151,280.71)
    Ending Reserve Account Balance                        2,230,431.07
                                                        ---------------
Cash Collateral Account Schedule
--------------------------------

    Prior Month Balance                                   1,200,006.65
    Required Balance                                      1,182,113.38
    Withdraw from Cash Collateral Account                   (17,893.27)

                                                                  March 1998

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Restricting Events

Restricting Event Calculations


   (1)  Event of Default under the Servicing Agreement (Yes/No)      no

        (a) ADCB Delinquencies
            3 Month Rolling Avg. ADCB                            237,094,647

            Delinquency Ratio                                          0.76%

            Maximum Delinquency Ratio                                  2.00%

        (b) Annualized ADCB Defaulted Contracts Ratio                  0.39%

            Maximum Default Ratio                                      1.00%

        (c) Reserve plus APB Subordination                            no

        (d) Restricting Event under any Indenture                     no


Portfolio Performance Tests

                                               1 month prior  2 months prior  3 months prior  4 months prior  5 months prior
                                      Current     (yes/no)       (yes/no)       (yes/no)       (yes/no)       (yes/no)
                 Event of Default:      no          no             no             no             no             no



                                                                 Monthly      Weighted
Delinquencies                     Delinquencies     ADCB       Delinquency     Average
                                  -------------     ----      -------------   ---------
              0    2 months prior    1,867,188   250,069,655      0.75%         0.26%
                   1 month prior     1,866,046   238,171,178      0.78%         0.26%
                   Current           1,705,924   223,043,107      0.76%         0.24%
                                                                  -----         -----
                                                                  0.76%         0.76%

                                    Delinquency Ratio:            0.76%
                                    Maximum Delinquency Ratio:    2.00%


                                                               Monthly
Charge-Offs                         Charge-Offs     ADCB       Defaults
              0                     -----------     ----       --------
                   5 months prior      69,074    293,296,810     0.02%
                   4 months prior      94,633    279,231,275     0.03%
                   3 months prior     138,212    264,754,764     0.05%
                   2 months prior      84,627    250,069,655     0.03%
                   1 month prior       49,639    238,171,178     0.02%
                   Current             63,291    223,043,107     0.03%
                                      -------  -------------    -----
                                      499,476  1,548,566,790     0.03%

                   Average ADCB                              258,094,465
                   Annualized Maximum Charge-Off Ratio:            1.00%
                                                             -----------
                   1% of Average ADCB                          2,580,945
                   Sum of Charge-Offs *2                         998,952
                   Annualized Charge-Off Ratio:                    0.39%

Series 1996-1 Enhancement Floor
             0
                   Enhancement Floor                           2,925,889

                   Amounts on deposit in Reserve Account       2,230,431
                   Series Allocation Percentage                   18.51%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                          5,980,451
                                                               ---------
                                                               6,393,234

Series 1996-2 Enhancement Floor
             0
                   Enhancement Floor                           4,152,983

                   Amounts on deposit in the Reserve Account   2,230,431
                   Series Allocation Percentage                   33.70%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                          9,434,911
                                                               ---------
                                                              10,186,575

Series 1996-3 Enhancement Floor
             0
                   Enhancement Floor                           4,602,054

                   Amounts on deposit in the Reserve Account   2,230,431
                   Series Allocation Percentage                   47.79%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                         11,416,791
                                                              ----------
                                                              12,482,775

Newcourt Receivables Asset Trust                                March 1998
Monthly Servicer Certificate - Certificate Schedules


CERTIFICATE FACTORS

                                           Series 1996-1  Series 1996-2 Series 1996-3

                                  CUSIP#     #65118YAA5     #65118YAD9    #65118YAG2
         Class A
         --------
  Current A Balance                          38,948,102      68,582,275    88,680,576
  Initial A Balance                         119,656,814     169,810,862   188,172,873

  Certificate Factor:                       0.325498408     0.403874490   0.471271842
  Principal Factor (per thousand):         26.627601250    31.395705736  31.207747144
  Interest Factor (per thousand):           1.992446331     2.491921863   2.612893836

                                  CUSIP#     #65118YAB3     #651184AE7    #65118YAH0
         Class B
         --------

  Current B Balance                           2,990,225       4,717,455     5,708,395
  Initial B Balance                           5,202,470       7,383,081     8,181,429


  Certificate Factor:                       0.574770344     0.638954859   0.697725960
  Principal Factor (per thousand):         16.357505185    19.155956798  17.420852763
  Interest Factor (per thousand):           3.709326531     4.135130056   4.118053215


                                  CUSIP#     #65118YAC1     #651184AF4    #65118YAJ6
         Class C
         --------

  Current C Balance                           2,990,225       4,717,455     5,708,395
  Initial C Balance                           5,202,470       7,383,081     8,181,429

  Certificate Factor:                       0.574770344     0.638954859   0.697725960
  Principal Factor (per thousand):         16.357505185    19.155956798  17.420852763
  Interest Factor (per thousand):           4.458090100     5.056485250   5.160976157


DELINQUENCIES

                                                      Monthly
                       Delinquencies     ADCB      Delinquencies
                       -------------     ----      -------------
  Current              211,950,717    223,043,107     95.03%
  31-60 Days Past Due    9,386,467    223,043,107      4.21%
  61-90 Days Past Due    1,705,924    223,043,107      0.76%
